Exhibit 99.1

DPW Holdings Investor Day FEBUARY 25 th 2019

SAFE HARBOR STATEMENT

This presentation and other written or oral statements made from time to time by representatives of DPW Holdings, Inc. (sometimes referred to as "DPW") contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as forecasts for the industry in which we operate, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the "2017 Annual Report") and other information contained in subsequently filed current and periodic reports, each of which is available on our website and on the Securities and Exchange Commission's website (www.sec.gov). Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2017 Annual Report. Should one or more of these risks or uncertainties materialize (or in certain cases fail to materialize), or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

All forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management's best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products.

Company Presenter Time Presenting Breakfast All Attendees 08:00 – 09:00 DPW Holdings, Inc. Milton “Todd” Ault III & Will Horne 09:00 – 09:20 Digital Power Lending, LLC William Corbett 09:21 – 09:36 I AM, LLC Milton “Todd” Ault III 09:37 – 09:52 456 Lux Hotel NYC, LLC Milton “Todd” Ault III 09:53 – 10:08 Digital Farms, Inc. Darren Magot/Marty Shrader 10:09 – 10:24 Coolisys Technologies, Inc. (Enertec, Gresham Power and Microphase Corporation) Amos Kohn 10:25 – 10:40 Power Plus Electronics (Digital Power and Power - Plus Technical Distributors) Russ Woodmansee 10:41 – 10:56 Sandstone Diagnostics, Inc. Karen Drexler 10:57 – 11:12 Alzamend Neuro, Inc. Stephan Jackman 11:13 – 11:28 Avalanche International Corp (d/b/a MTIX International) Phil Mansour 11:29 – 11:44 Closing Remarks Milton “Todd” Ault III & Will Horne 11:45 – 12:00

We acquire undervalued assets, disruptive technologies with a global impact .

Welcome  We are here to present:  Who we are  How we got here  The incredible opportunities which lay ahead  The unrealized value in the underlying businesses  Our plans to realize that value

DPW Holdings, Inc. (NYSE American:DPW)

DPW Technology Group

- Power Plus Electronics – 50 years in business focused on power conversion products
- Coolisys – Global defense and aerospace contractors



DPW Holdings
DPW Technology Group
DPW Financial Group
Power Plus Electronics
Coolisys
Digital Power N.A.
Power-Plus Tech Dist.
Gresham Power (UK)
Microphase (CT)
Enertech (Israel)
Digital Power Lending
Digital Farms
I.AM Hospitality

DPW Financial Group

- Digital Power Lending – California lender's license
- Digital Farms – blockchain and data centers
- I.AM Hospitality – Prep Kitchen restaurants

SHOTS ON GOAL Lending Defense Advanced Textiles Biotech Blockchain & Data Centers Power Solutions Hospitality

Leadership • Milton “Todd” Ault III – Chairman/CEO • William Horne – Vice Chairman/CFO • Darren Magot – VP Of Operations • Ken Cragun - Chief Accounting Officer • David Katzoff – Senior VP of Finance • Joe Spaziano – VP/CTO

Strengthening our foundation for growth Key Hires • Ken Cragun • David Katzoff • Georgia Thompson

Licensed California Lender “The small business lending market is vast and underserved. According to the FDIC, of business loans in the United States with originations under $250,000, there were $207 billion in outstanding business loans at June 30, 2017 across 24.7 million loans.” - On Deck

About Us » Digital Power Lending, LLC (DPL) specializes in providing capital financing for small businesses through innovative products and services. DPL is a referral - based business seeking unique opportunities to assist in the growth of dynamic companies with operational experience and market accepted products and services » DPL is a California limited liability company and a wholly - owned subsidiary of Spyglass Hill Capital Lending, Corp., a Delaware Corporation » Spyglass Hill Capital Lending, Corp., operates MonthlyInterest.com • New online portal that facilitates investments that pay monthly interest • Enables individuals to select the industry, the length of the investment and the interest rate that best fits their need • Investments may include real estate developments, specialized high - tech manufacturing, commercial lending and other pecuniary projects • Important source of private funding for DPW, DPW’s investment portfolio and divisions as well as our subsidiary, Digital Power Lending, LLC » Spyglass Hill Capital Lending Corp. is raising capital from institutions, family offices, endowments and accredited and non - accredited investors to deploy into a portfolio of loans through DPL and the investment portfolio of DPW Holdings and its subsidiaries » DPL is a registered California finance lender (Lic.no. 60 DBO77905)

Industry Drivers Spyglass Hill Capital Lending Corp . and MonthlyInterest .com provide a marketplace that enables DPL to offer secured loans to small public and private businesses that is designed to create a much - needed alternative to costly cash advance and “payday ” – type small business lenders Changes in regulations due to the Jobs Act enable individuals for the first time to participate in compelling investment opportunities that were once only offered to institutions and big Wall Street firms. This “Main Street meets Wall Street” theme is the philosophy and driver behind Spyglass Hill Capital Lending Corp., a non - bank holding company that owns Digital Power Lending, LLC We raise capital through Spyglass Hill and MonthlyInterest.com, and in turn , provide opportunities to institutions and individuals to profit from secured loans that DPL lends to small companies

2019 Focus » DPL is focused on building it’s own balance sheet in 2019, participate in syndicated loans and the ability to offer business loans to a wide variety of industries » The team at DPL will continue to build on an existing network of sophisticated Wall Street professionals that will allow DPL to fund best - of - breed investment opportunities in well managed compelling growth companies » The team will continue to target gains in the 20% - 50% range with secured loans to public and private companies All forecasts are provided by management in this presentation for illustrative purposes only and are based on information ava ila ble to us at this time. Management expects that internal forecasts and expectations may change over time.

Digital Power Lending, LLC Management Our team is led by Mr. William “Bill” Corbett. Mr. Corbett who has more than 30 years of experience in providing capital to many public and private businesses. His experience includes investment banking and CEO of a boutique investment banking firm in San Francisco which pioneered the PIPE industry and raised billions of dollars for businesses. Mr. Corbett’s expertise to leverage his knowledge, experience, skill and contacts provides our investors with an opportunity to participate in new transactions targeting undervalued opportunities. Mr. Corbett has assembled a team of professionals from Wall Street and the private financial marketplace that seeks investments that will provide top line growth and help provide businesses the much needed growth capital necessary to thrive.

Highlights » February 2018 granted California Finance Lenders License » 50% annualized returns on investments in PIPES (Private Investments in Public Equities) » DPL acquired through investments, a portfolio of 3 - 5 year warrants in public entities » Established brokerage accounts that enable DPL to book realize gains » Hired executives to complement existing team, bringing relationships and years of experience to enhance returns » Deployed over $4 million in secured loans » Created online portals called Spyglass Hill Capital Lending Corp and Monthlyinterest.com, where individuals as well as institutions can invest with the intent of receiving monthly interest on the investment

Thank you! » Questions?

The Concept First opening its doors in 2009, Prep Kitchen has become part of the fabric of the San Diego food community. Prep Kitchen showcases a menu firmly rooted in mastery of cooking combinations, influenced by the surrounding neighborhoods and seasonal bounty of California. Prep Kitchen evolves continuously in its own distinctive and delicious way utilizing the modern and inventive talent of our team of chefs. We strive to remain true to the personality of being local and cosmopolitan, bold and yet familiar, intimate and convivial. Each of our locations reflects a relationship to the distinct dining scene surrounding the restaurants. The menu consists of thoughtfully sourced products from artisans and farmers. Open seven days a week during lunch, social hour, dinner and Saturday and Sunday brunch. No matter the occasion our service is one of energy, well - honed enthusiasm and warm hospitality.

Prep Kitchen, a restaurant designed for cooks by cooks, Prep Kitchen focuses on delivering the same farm - fresh and seasonal cuisine at an everyday - eats price. Serving seasonal American dishes and hand crafted cocktails in a relaxed swanky atmosphere. Since opening the first Prep Kitchen in La Jolla, the concept has exploded. In 2010 Prep Kitchen Del Mar opened and then Prep Kitchen Little Italy in 2012. Prep Kitchen San Marcos opened in June of 2018. Growth plans continue in 2019 and beyond. PK Experience

The Partners  Deborah and David Krause formed I.AM (Operating Prep Kitchen) to leverage their experience to the benefit of the Southern California market. Deborah has helped establish some of the country’s hottest and most notable brands. Krause served as the Chief Operating Officer (COO) of FDR Management, LLC dba PURE Management Group (PMG), a live entertainment management organization with over $80 Million in annual revenues and over 1,000 union and non - union employees.  David Krause is a marketing veteran with over 20 years of experience in the fields of entertainment, hospitality, marketing and casino marketing.. Krause served as Chief Marketing Officer (CMO) of FDR Management, LLC dba PURE Management Group (PMG), a live entertainment management organization. Krause was responsible for all marketing, entertainment, sales and informational technology functions for PMG. DEBORAH KRAUSE WITH CHEF JOE ELEVADO

Thank you! Questions?

456 LUX HOTEL NYC , LLC

Location

THANK YOU! » Questions?

Blockchain - Data Centers

Histogram » Investments in the Crypto space in late 2017 lead to the formation of Super Crypto Mining, Inc in early 2018 » In early 2018, the company was focused on acquiring 10,000 crypto mining machines and placing those machines in Data Centers to mine cryptocurrency » The company leveraged intercompany relationships with Coolisys to develop and sell blockchain equipment, both power supplies and blockchain mining machines » The company also offered an innovative service of cloud mining, building a level of expertise in that space » With the 2018 decline of cryptocurrency markets, the company evolved its focus in the blockchain space by shifting to the acquisition and control of low - cost power supported by the ownership of real property » In January 2019, Super Crypto Mining, Inc. changes its name to Digital Farms Inc.

2019 Focus » Continue to identify, purchase, build, and/or manage properties with access to large quantities of low - cost power » Partner with the best in the field to help ensure long term success » Finalize the exit of 2018 mining hosting relationships and relocate mining assets to new company - owned facilities » Remain positioned to execute on mining growth as mining is profitable » Continue to identify mainstream Blockchain, Artificial Intelligence, and Rendering Farm opportunities for future growth

Digital Farms Management, LLC

Highlights » Opportunity to acquire a combination of assets that provide, on day one, immediate access to notable power ~28MW, upgradeable to ~300MW » Proven market sector of IT outsourcing services; data center facilities, telecommunications and managed services » Data center assets are a mature, predictable and growth - oriented asset class » Acquisition team has decades of hands on experience in data center development and operations, commercial real estate, financial performance, and customer acquisition » Existing NOI Positive ~$250,000, with ongoing conversations with multiple new clients and tenants » Purchase agreement executed for the purchase of the property. » Due diligence activities substantially completed » Real property tax abatement process completed to abate all improvements for six years

Highlights cont. » Utility company economic development rider completed to reduce electric rates for five (5) years » Survey and Title Search complete » Environmental Studies » Phase I & Phase II complete » Prefer to close as soon as possible, but no later than March 15, 2019

Target Assets » 617,000 sqft building » 34.5 acres » ~30,000 sqft of office space » ~587,000 sqft of open ‘manufacturing’ area » 300 parking spaces » Ceiling Heights » 400,000 sqft @ 22’ to 24’ » 20,000 sqft @ 50’ » 180,000 sqft at 15’ to 16’ » Concrete slab 6” - 8” » Private rail spur with internal 3 rail car docks » 5 - ton double rail bridge crane » Security fencing » 3 separate, on premise, customer owned substations » On premise natural gas system capacity is 120 MCFH (ample capacity for cogeneration using natural gas generators and/or turbines » ~ 14.5 - acre roof (potential to install and utilize solar energy) » ~ 18 - acre open field (potential to install solar and or wind generation capability)

Industry Drivers

Exponential Demand	7x24 systems availability, explosive rise in IoT device deployments all Demand contributing to the requirement for locations that can store, process and transmit data. Roughly 600 zettabytes of new data is created each year (that is 600 trillion gigabytes).
Fiber Infrastructure Deployment	Lower latency and increased bandwidth are driving carriers to upgrade fiber Fiber Infrastructure backbones and build deeper into networks with closer reach to customers. Deployment Fiber is the foundation for 5G/small cell deployments and require a greater number of fiber pairs.
Data Center Growth	One of the fastest growing sectors in the IT economy. Small to large to global companies utilize data center providers to enable rapid application deployments, highly available systems, secure and scalable environments.
Wireless Expansion	Whether its 5G or 4G densification, small cell deployments will be the Wireless Expansion dominant approach. Rapidly increasing customer adoption of band width intensive activities are accelerating such deployments.

Why this location first? » Significant onsite and available power » Existing building is a “Blank Slate” for design and build for data center capabilities » Cooperative and helpful city officials » No personal property taxes (less costly for customers to operate expensive computing equipment) » ~$6/sqft property acquisition cost and existing NOI » Low cost of networking enables customers to easily distribute computing environments

10/01/18 – 03/22/19 03/15/19 06/30/19 09/30/19 11/30/19 02/28/20 Approach – Key facility development strategy Continue current tenant acquisition activities Deploy Enterprise data center capability Deploy High Density computing capability

CRE - Objective: To maintain existing and expand portions of the building into traditional warehousing, storage, light manufacturing, and office / incubator space for lease that can be served by a competitively priced offering. With a solid foundation of tenants currently in place in all of those uses and several potential tenants on the horizon, the plan is to use the non-technology space in the building and the vacant land to support and grow of the existing net operating income from traditional real estate uses. Current Future Enterprise Compute Objective: Develop a portion of the building into an enterprise level data center to be marketed end users that have needs that can be served by a competitively priced offering. With a blank slate to work from, we can create customized solutions to meet their specific needs for data protection, system resiliency and reliability. They can benefit from our cheap electricity costs and the lack of personal property taxes. These items all lower the end user’s total cost of occupancy a llowing us to become very competitive in the market. High Density Compute Objective: Develop a portion of the building into a high-density compute facility to be marketed to end users that have needs that can be served by a competitively priced offering l everaging portions of the enterprise infrastructure and avoiding the capital cost outlays for certain infrastructure that these end users neither demand nor can afford. With a blank slate to work from, we can create customized solutions to meet their speci fic needs and they can benefit from our cheap electricity costs and the lack of personal property taxes. These items all lower the end user’s total cost of occupancy allowing us to become very competitive in the market. Approach – Key facility development strategy

High Level Economics » Debt and equity deal » $5 million first mortgage debt to acquire property » Positive NOI at closing » Ability to achieve NOI of +/ - $3 million within 18 months with minimal infrastructure upgrades, focused primarily on building buildout » Ability to achieve NOI of +/ - $6 million within 36 months with minimal utility company infrastructure changes and DFM - owned onsite transformer deployment and enhanced electrical distribution All forecasts are provided by management in this presentation for illustrative purposes only and are based on information ava ila ble to us at this time. Management expects that internal forecasts and expectations may change over time.

Thank you! » Questions?

44 Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies Presented By: Amos Kohn President & CEO, Coolisys Technologies, Inc. CORPORATE OVERVIEW 2019

45 Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies ▪ Design and manufacture innovative technology - based solutions for diverse industries and markets ▪ Pursue growth in core markets, including defense - aerospace, medical, and industrial - telecommunications segments ▪ Provide specialized products and services that are not likely to be commoditized ▪ Obtain competitive advantages and become the definitive choice for diversified customers in all markets that we serve WHAT WE DO

46 Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies ▪ Operate as "one company," enabling the strengths of our subsidiaries to provide comprehensive solutions to our diverse customer base ▪ Design and manufacture innovative technologies and products for the harshest environments, critical applications, and life - saving services ▪ Provide comprehensive classified and non - classified solutions for combat and tactical warfare environments for defense and aerospace customers worldwide ▪ Specialize in customized engineering solutions for medical and industrial applications CORE COMPETENCIES

47 Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies Enertec Systems Digital Power Limited Microphase Corporation DPW Holdings COOLISYS DIVISIONS AND HOLDING STRUCTURE

DIVISION PORTFOLIO

Advanced Service Industries (ASI) | **Defense & Aerospace Solutions Group (DSG)**

Digital Power Ltd.

gresham

Enertec Systems Ltd.

Enertec

Microphase Corp.

Digital Power Ltd. t/a Gresham Power Electronics Ltd., a UK corporation that designs and manufactures naval power conversion and distribution equipment.

Also provides high density power solutions for commercial markets.

Enertec Systems Ltd., an Israeli corporation that designs, develops, and manufactures integrated mission ruggedized electronic systems for defense and warfare deployments.

Also develop and produce technology for use in medial and industrial applications.

Microphase Corporation Inc., a Connecticut-based company that designs, develops, and manufactures a wide range of customized radio frequency (RF), millimeter-wave, and microwave products and solutions for defense, aerospace, and commercial markets.

48

Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies

COOLISYS Technologies Inc

49 Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies OUR MARKETS

50 Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies Coolisys specializes in designing and manufacturing solutions for mission critical applications. We provide multi - purpose, large and complex turnkey systems for defense applications that include UAVs, fighter jet airplanes, naval ships and submarines, and electronic warfare technology. Defense 72 % Defense and Aerospace Medical 14 % Commercial 14 % ITAR REGISTERED Coolisys provides revolutionary, cost - effective, and highly reliable products for industrial, broadband, cryptocurrency, and wireless technologies. Industrial and Telecommunications MARKET DIVERSIFICATION Coolisys medical and healthcare products are used in life - saving and life - sustaining devices. Medical

51 Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies OUR CUSTOMERS: DEFENSE AND AEROSPACE, MEDICAL, INDUSTRIAL & TELECOMMUNICATIONS Navy Hellenic Daewoo Shipyard

52 Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies Salisbury, UK Shelton, CT Coolisys Technologies Inc. head office in Fremont, CA ▪ European defense and naval power solutions and supplies sales through Digital Power Ltd. (T/A Gresham Power Electronics), located in Salisbury, UK ▪ North America defense & aerospace and telecommunication solutions through Microphase Corp., located in Shelton, CT ▪ Israel defense & aerospace combat solutions and medical technology through Enertec Systems Ltd., located in Karmiel, Israel Karmiel, Israel Fremont, CA COOLISYS FACILITIES

53 Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies COOLISYS PORTFOLIO COMPANIES

54 Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies DIGITAL POWER LIMITED t/a GRESHEM POWER ELECTRONICS • Offers Military Standard (MIL - STD), and application - specific solutions for a wide range of demanding naval applications • Equipment in service on virtually all of the Royal Navy submarine and surface fleets • Naval power systems include: • Static frequency converters (SFC) • Transformer rectifier units (TRU) • Shipboard helicopter starters • Military grade UPS systems • Industrial and medical grade power supply products Designs and manufactures power conversion and distribution equipment for defense, industrial, and medical applications

55 Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies MICROPHASE CORPORATION • Products include advanced solutions for tactical communications, radar, missile guidance, avionics, and electronic warfare systems for mission critical applications • Product lines support a wide frequency range, from 1 MHz to 100 GHz • US DoD secure facility — secret level certified Designs, develops, and manufactures advanced radio frequency (RF) solutions and microwave and millimeter - wave technologies for US Department of Defense (DoD) and international defense & aerospace OEMs

56 Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies Advanced Turn Key Solutions Filters Multiplexers Channelizers  Detector Log Video Amplifiers Multifunction Assemblies Detectors & Switches MICROSPHASE SUB - MARKETS AND PRODUCT FAMILIES Airborne Radar  Missile Guidance EW/ESM Tactical Communications Ground & Shipboard Radar

57 Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies ENERTEC SYSTEMS LIMITED A leading designer and manufacturer of multi - purpose turnkey electronic systems for the military market, and a provider of advanced specialized technologies for the medical market • Military products, solutions, and services include missile defense systems, mission computer products, simulators, command & control systems, and EW power solutions designed to perform in harsh environments and battlefield conditions • Medical products include precisely calibrated medical artery catheter products used in vascular surgery procedures • Supply power management solutions for use in autonomous vehicles (AVs) Intravascular Catheter

58 Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies Land Combat Electronic Sys. Naval Combat Electronic Sys. Power Supply Systems Missile Launching Sys. Aerospace Combat Electronic Sys. Mission computers Simulators Command & Control Sys. Automatic Testing Sys. C&C Centers EW Shelters Advanced Turn Key Solutions Project Management  System Engineering Development Production Integration ENERTEC ADVANCED TURNKEY SOLUTIONS

59 Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies GROWTH INITIATIVES

60 Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies United State provides financing to the state of Israel to purchase weapons, defense equipment, and military training in the United States 60 Procurement and Manufacturing Know - how Training Quality Assurance Clients transition Coolisys will manufacture military equipment designed by Enertec to be purchased by the Israeli Department of Defense through the US FMF program US FOREIGN MILITARY FINANCING (FMF) US FOREIGN MILITARY SALES (FMS)

61 Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies Executed 3 way strategic partnership with a leading Israeli defense OEM and leading Indian manufacturer to provide Israeli military solutions for India 61 Procurement and Manufacturing Know - how Training Quality Assurance Clients transition INDIA PARTNERSHIP TO SUPPORT OFFSET PROJECT The Indian government mandate an offset policy for foreign suppliers to buy back at least 30 % of the contract they have made in India

62 Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies INNOVATIVE TEST & MEASUREMENT SOLUTIONS ▪ Reduces product testing and measurement time from months, weeks, or days to minutes ▪ Increases testing capabilities without increasing engineering resources ▪ High gross margin products: 70 – 75 % gross margin for all product types ▪ No direct competition ▪ Initial product portfolio of 32 patent pending products ▪ Total addressable market: $ 4.2 billion First to market with innovative high frequency test and measurement products that deliver unprecedented testing capabilities and substantial cost savings to diverse markets

63 Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies Developed the main p o w e r c o n t r ol s y s t em (SPDU) Autonomous vehicles (AV) operations COMMERCIAL INNOVATION Cardiovascular catheter calibration Semi - robotic, pilot - controlled towing tractor Apply photogrammetric technology in precise calibration

64 Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies DISRUPTIVE FILTER MINIATURIZATION TECHNOLOGY • 65 – 75 % size and weight reduction • 35 – 55 % cost reduction • High gross margin products • Short commercialization timeline • Diverse global market • Market size: $ 18 billion (2022) Leverage existing filter technologies to develop chip - scale packaged RF filter solutions Wireless Infrastructure Systems Broadcast Systems Land Mobile Radio Systems Microwave Systems GPS Receivers Defense & Aerospace Communication/Radar Systems WiFi Devices CATV/Set - Top Boxes IoT Others RF Filter Miniaturization: Target Markets

65 Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies BUSINESS FINANCIAL PROJECTIONS

66 Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies 5 - YEAR REVENUE PROJECTIONS (In $ 1,000 ) $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 2019 2020 2021 2022 2023 Gresham Microphase Enertec New Initiatives Total Revenue All forecasts are provided by management in this presentation for illustrative purposes only and are based on information ava ila ble to us at this time. Management expects that internal forecasts and expectations may change over time.

67 Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies Thank You

68 Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies Thank you! » Questions?

69 Power Plus Electronics - information may not be reprinted without prior written permission from Power Plus Electronics 2019 Investor Meeting Conference – Russell Woodmansee February 25 , 2019 Power Plus Electronics

70 Power Plus Electronics - information may not be reprinted without prior written permission from Power Plus Electronics 2019 DPW Holdings – Divisional Structure DPW Holdings DPW Technology Group Electronics Business Unit CEO - Russ Woodmansee Digital Power N.A. Power - Plus Tech Distribution Coolisys (Defense) CEO - Amos Kohn Gresham (UK) Microphase Corp. (CT) Enertec (Israel) DPW Financial Group Digital Power Lending CEO - Bill Corbett I.AM Hospitality CEO - David Krause Digital Farms Inc.

71 Power Plus Electronics - information may not be reprinted without prior written permission from Power Plus Electronics 2019 • To be a leading Global Power Electronics Distributor and Value - add solutions provider to our targeted markets. This is achieved through: – High customer satisfaction – Outstanding real - time customer service and support – Available products at the right price, scalable supply chain performance – Power expertise; highly trained staff with over 200 years of power related industry experience. Our Vision

72 Power Plus Electronics - information may not be reprinted without prior written permission from Power Plus Electronics 2019 Customers – 200 active customers, across these industry applications: • Extreme Environmental • Medical • Transportation • Modular, High Power – 18 customers buy $ 100,000 or more annually – 7 customers contribute 65 % of annual revenue Products – Over 1,400 power products in the catalog across 8 product lines. – Represent a line card of over 80 power electronics manufacturers – Gross Margins for 67 % of 2018 revenue is 42 % Customers and Products

73 Power Plus Electronics - information may not be reprinted without prior written permission from Power Plus Electronics 2019 80 + Product Lines: • Off - The - Shelf Power Supplies • EMI Filters, Transformers, Inductors • Fans, CPU - coolers, Blowers • Batteries, Battery Chargers • Power Cords, Power Strips, Surge Protectors • And more … Customers and Products Distribution

Customers and Products

Power Electronics Value-Add Solutions

We transform Standard Products into Complete Power Solutions designed to the Customer Specification.



Telco Power Shelf
1RU 1600W 100VDC
Data Center Rack Mount



Hot Swap, Hot Swap
Power Module 360W



Power System w
Intel
LED Indicators
240VDC
AC/DC Outputs



20 Channel Variable
Power System
6600W
AC/DC Outputs



Intelligent Power
Drawer
23 Channels
2814W, 7-Output

Our factories are UL & TUV Certified. We have ISO 9001:2015 / AS9100 / ITAR Capability

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Power Plus Electronics - Information may not be reprinted without prior written permission from Power Plus Electronics
2019

75 Power Plus Electronics - information may not be reprinted without prior written permission from Power Plus Electronics 2019 • Power Plus Electronics Sales Channels – North America Sales (inside/outside) – EU Distribution Channel • Gresham Commercial Power (owned by Coolisys Technologies) – Manufacturers / Electronics Rep. agreements • Tritek Solutions • Pinnacle Sales Network

76 Power Plus Electronics - information may not be reprinted without prior written permission from Power Plus Electronics 2019 • Strategic Partners – TeamWise • Strategic “Home” contract manufacturer – Advice Electronics • Long term partner, close relationship • Resell agreement, exclusive rights to North America & the E.U. – Arch, Acbel , EOS, EDAC, and new non - tariff sources • Global Supply Chain Services – MTIX International • MLSE Product Fulfillment / Cost Reduce / Ramp for Production Strategic Partnerships & Services

77 Power Plus Electronics - information may not be reprinted without prior written permission from Power Plus Electronics 2019 Recent High - level Timeline 2019 • Business Lift - Right - size the business - Stabilize Sales performance - Overhaul Distributor Model - Launch 2018 • Attrition personnel, consolidation • Business Integration - Business systems strategy - Unified sales team - Operational efficiencies - Strategies to scale 2017 • Acquired Power Plus Tech. Distributors History Forward

78 Power Plus Electronics - information may not be reprinted without prior written permission from Power Plus Electronics 2019 2018 Strategic Operational Accomplishments • Power Plus and DPC Sales teams united across all commercial business. • Formalized and kicked off Engineering and New Product Introduction team. • Blockchain/Telecom Power Shelf - High reliability, telco quality coupled with platinum efficiency. • Upgrade ERP system to enterprise capability, path for all businesses in DPW H • ERP Integration of Power Plus acquisition • Corporate simplification and focus • Incorporate more flexibility and resource to technology portfolio companies by splitting out commercial from defense.

79 Power Plus Electronics - information may not be reprinted without prior written permission from Power Plus Electronics 2019 2018 Challenges • Several leadership changes, young sales group • Choppiness of revenue Sales team was spread thin, needed training, but expected to sell an immense product line across a wide territory. … Are we trying to be everything to everybody? What’s going on here …

80 Power Plus Electronics - information may not be reprinted without prior written permission from Power Plus Electronics 2019 Legacy Power Business Model Time Revenue Breakeven point Growing revenue gaps Value - Add Manufacturing • Long sell - in cycle, 9 - 18 months from quote to first orders • Cyclic Revenue profile w multiple account wins Book and Ship • Minority revenue is “Book and Ship”, unplanned call - in orders Book and Ship

81 Power Plus Electronics - information may not be reprinted without prior written permission from Power Plus Electronics 2019 • Go - to - Market with Distribution and V.A. Manufacturing - Distribution  Convert “Book and Ship” to robust, scalable Distribution - Invest into eCommerce platform - Funded Ad/Marketing campaign - V.A. Mfg  Less is more! Focused product lines targeted to opportunities in key territories. Implemented in 4 Q 18 , bookings are stable to increasing • Integrated Digital Business Platform - Leverage automation, collaboration, and improve team efficiencies - Common platform for key business process across Operations, Accounting, Sales, and Customer Service Business Strategy

82 Power Plus Electronics - information may not be reprinted without prior written permission from Power Plus Electronics 2019 Distribution will Lift Power Plus Electronics Time Revenue Breakeven point Growing revenue gaps • Existing “Book & Ship” transforms to Distribution, and grows • ROI will Lift cyclic Revenues above the B.E. Distribution “Book and Ship”

83 Power Plus Electronics - information may not be reprinted without prior written permission from Power Plus Electronics 2019 Global Distributor V.A. Sales Model - Quick turn - Inventory on - shelf - Sales Order to Ship Ready in 2 hours DISTY VA Key business components: - Online Customer support (callbacks, chats) - Online Marketing and Ad placements - Analytics on click thru, use - Inventory visible to website real - time - POS website - Sales leads to HQ from inquiries The Digital Internet (SaaS) ERP Product Selector - Scheduled Deliveries - Low, Medium, and High Volumes - Inventory built to schedule Fast tempo, stock to order,  high inventory turns Medium to Long sell - cycle, build to order Website

84 Power Plus Electronics - information may not be reprinted without prior written permission from Power Plus Electronics 2019 Topline Revenue ($ millions) Today $- $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 2016 2017 2018 2019 2020 Revenue by Business Distribution Manufacturing VA DISTY Growth ROI = 9 months ROI for DISTY growth 9 months All forecasts are provided by management in this presentation for illustrative purposes only and are based on information ava ila ble to us at this time. Management expects that internal forecasts and expectations may change over time.

85 Power Plus Electronics - information may not be reprinted without prior written permission from Power Plus Electronics 2019 Market Players DISTY & VA Market Players Approximate Annual Sales Bravo Electro Components $3M Power Plus Electronics $6M+ TRC Electronics $16M Sager Electronics $230M Allied Electronics $500M Arrow $5.1B Avnet $29.6B OUTLOOK 2019: $7M 2020: $10M – $12M 2025: $25M - $50M All forecasts are provided by management in this presentation for illustrative purposes only and are based on information available to us at this time . Management expects that internal forecasts and expectations may change over time . JS1

86 Power Plus Electronics - information may not be reprinted without prior written permission from Power Plus Electronics 2019 Revenue Projections 0 500 1000 1500 2000 2500 3000 3500 Revenue by Qtr 2018 2019 2020 Approx. BE $ 2.2 M All forecasts are provided by management in this presentation for illustrative purposes only and are based on information ava ila ble to us at this time. Management expects that internal forecasts and expectations may change over time.

87 Power Plus Electronics - information may not be reprinted without prior written permission from Power Plus Electronics 2019 2019 Plans – Path to Profitability • Purpose - built digital marketing platform for Distribution; metrics, data - driven analytics - For scale, more orders, faster, with less people involved • Sales Strategy / Product Management course correction: “less is more” targeted toward Value - Add Manufacturing opportunities - Legacy customer re - engagement program, aiming for next round designs - Ongoing product and market training program - Increased bookings and execution for the customer! • Continued focus to operational efficiencies, expense (fixed to variable)

88 Power Plus Electronics - information may not be reprinted without prior written permission from Power Plus Electronics 2019 Questions?

INVESTMENTS

SANDSTONE DIAGNOSTICS, INC . Karen Drexler, CEO | kdrexler@sandstonedx.com | sandstonedx.com A NEW SPIN ON HEALTHCARE

Who Are We?? SANDSTONE DIAGNOSTICS, INC. □ Spun out from Sandia National Labs, Livermore CA □ Original work focused on biodefense applications □ Small but mighty team located in Pleasanton CA □ Centrifluidics TM Platform based on the use of centrifugal force to move samples around micro and mesofluidic chips □ 24 patents filed, 10 issued □ POC with many analytes, sample types □ Early commercial stage; poised for rapid growth in 2020 with next product launch 2

Sandstone’s Trak® Fertility Commercialized CentriFluidic Technology SANDSTONE DIAGNOSTICS, INC. x FDA cleared home testing system x CLIA - waived centrifuge x Manufacturing at scale x Launched DTC 2017 x CE Mark / ISO pending x Growth through US & Int’l partnerships 3

SANDSTONE DIAGNOSTICS, INC. 4 Semen Volume (mL) FDA 510 (k) K 172514 Sperm Concentration (M/mL) FDA 510(k) K153683 Hypospermia (low semen volume): < 1.5 mL Only Home Use Device for Measuring Sperm Count + Semen Volume

NEW PACKAGING Designed for lower cost, co - marketing, and retail environments. Coming April 2019 5

Transforming the Personalized Diagnostics Market SANDSTONE DIAGNOSTICS, INC. “Blood cells are the kiss of death [for our tests]” - Senior Lab Exec • Liquid Biopsy • Infectious Disease • Point of Care • At Home Sampling 6 The Problem? Sample Quality & Stability Not sequencing tech, not analytics

Today 1890 SANDSTONE DIAGNOSTICS, INC. Immediate Separation is the Only Way to Produce Perfect Plasma However, centrifugation remains centralized & antiquated Centrifugation is step # 1 once samples arrive at the lab • Multi - spin protocols can take 60 - 90 minutes Cell degradation in transit leaves excessive contaminants in plasma • Plasma recovery may be reduced by up to 50 % Minimal evolution in blood tubes and centrifugal technology over past 100 + years 7

SANDSTONE DIAGNOSTICS, INC. Sandstone Zero Delay™ Separation System Bringing the Centrifuge to the Patient 8 • Ensures pure, cell - free plasma • No tubes needed – discs collect and stabilize blood at point of draw • Discs can be shipped to centralized labs for sample extraction and testing

Zero Delay Separation System The Blood Tubes of the Future are Discs SANDSTONE DIAGNOSTICS, INC. SANDSTONE DIAGNOSTICS, INC. Load Blood Direct vacuum draw Spin 15 sec – 3 min Extract Plasma At lab or on - site 9

The Purest Plasma Possible Zero Delay Discs Dramatically Outperform Existing Methods SANDSTONE DIAGNOSTICS, INC. SANDSTONE DIAGNOSTICS, INC. Faster separation compared to tube centrifugation Reduction in cellular and DNA contamination Reduction in sample hemolysis 10 X 10 X 100X 10 “We know centrifuges work -- that’s why we’re so excited about your centrifugal approach.” - Major Lab Company Exec

SANDSTONE DIAGNOSTICS, INC. Our Customers Address a Large Market Growing to $50B+ Our target Customers are Labs and Diagnostics Companies Their markets are growing rapidly: Liquid Biopsy / cell - free DNA - $20B* • Cancer, prenatal, transplant and infectious disease At Home and Point - of - Care Testing - $38B** • Portable sample prep to open new diagnostic capabilities & locations for care • Strong interest from CROs and mobile phlebotomy companies • Discs compatible with new blood collection methods not requiring phlebotomy * 2018 JP Morgan Forecast ** 2018 Research and Markets Report 11

Greg Sommer PhD, Founder & CSO Sara Naab , Founder & Ops / QA Paul Manners, CFO Ulrich Schaff PhD, Founder & CTO Sold LifeScan to Founded & Sold Amira Medical to Karen Drexler, CEO Debbie Corazzelli , VP Marketing SANDSTONE DIAGNOSTICS, INC. Team Sandstone Diagnostics Team 12

SANDSTONE DIAGNOSTICS, INC. What do we need to grow?? • Funding – seeking about $2M to fill current financing round • Partners with market access to help us scale Trak – US and International • Intros to labs / dx companies / CROs as customers for Zero Delay • High volume manufacturing partner 13

KDREXLER@SANDSTONEDX.COM – 650.796.7948 A NEW SPIN ON HEALTHCARE SANDSTONE DIAGNOSTICS, INC.

Corporate Overview February 2019 TM

Alzamend™

Safe Harbor Disclaimer

This presentation contains forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Such forward-looking statements include statements regarding, among others, (a) our expectations about possible business combinations, (b) our growth strategies, (c) our future financing plans, and (d) our anticipated needs for working capital. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "approximate," "estimate," "believe," "intend," "plan," "budget," "could," "forecast," "might," "predict," "shall" or "project," or the negative of these words or other variations on these words or comparable terminology. This information may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from the future results, performance, or achievements expressed or implied by any forward-looking statements. These statements may be found in the Annual Report and in the Semiannual Report referred to immediately below.

This presentation should be read in conjunction with the audited financial statements and related notes for the fiscal year ended April 30, 2018, contained in the Company's Annual Report on Form 1-K, as well as the condensed financial statements and related notes for the six months ended October 31, 2017, contained in the Company's Semiannual Report on Form 1-SA, as filed with the Securities and Exchange Commission on February 21, 2019 and January 30, 2018, respectively.

Forward-looking statements are based on our current expectations and assumptions regarding our business, potential target businesses, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements as a result of various factors, including, without limitation, changes in local, regional, national or global political, economic, business, competitive, market (supply and demand) and regulatory conditions and the following:

- Our ability to effectively execute our business plan;
- Our ability to manage our expansion, growth and operating expenses;
- Our ability to evaluate and measure our business, prospects and performance metrics;
- Our ability to compete and succeed in a highly competitive and evolving industry;
- Our ability to respond and adapt to changes in technology and customer behavior; and
- Our ability to protect our intellectual property and to develop, maintain and enhance a strong brand.

We caution you therefore that you should not rely on any of these forward-looking statements as statements of historical fact or as guarantees or assurances of future performance. All forward-looking statements speak only as of the date of this presentation. We undertake no obligation to update any forward-looking statements or other information contained herein.

Information regarding market and industry statistics contained in this presentation is included based on information available to us that we believe is accurate. It is generally based on academic and other publications that are not produced for purposes of securities offerings or economic analysis. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. Except as required by U.S. federal securities laws, we have no obligation to update forward-looking information to reflect actual results or changes in assumptions or other factors that could affect those statements.

February 2019
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Mission & Motto “To help the Alzheimer’s community through the support of research and the commercialization of preventions, treatments and cures of this devastating disease.” Join Alzamend™ in “Making Alzheimer’s Just a Memory ”! ™ Alzamend ™ Alzamend Neuro, Inc. Information cannot be disclosed or reprinted without prior written permission from Alzamend Neuro, Inc . February 2019 106

Alzamend Neuro™ was founded in 2016 by Milton “Todd” Ault, III because of a lifelong goal to find a treatment/cure for Alzheimer’s and other neurodegenerative diseases that has plagued his family for generations. His unwavering passion and commitment led him to the University of South Florida (USF) Health Byrd Alzheimer’s Center and Research Institute, one the top 20 institutions in the nation for patented research and their portfolio of proprietary solutions. The Company has licensed two patented therapeutic compounds indicated for the treatment and prevention of Alzheimer’s disease. Our Story Alzamend ™ Alzamend Neuro, Inc. Information cannot be disclosed or reprinted without prior written permission from Alzamend Neuro, Inc . February 2019 107

Alzamend™

Our Team



Stephan Jackman
Chief Executive Officer
20+ years multi-industry experience, specialized in Biotech and Pharmaceutical



Milton "Todd" Ault, III
Founder/Executive Chairman
27+ years Financial Industry experience, seasoned Wall Street CEO & activist investor



Kenneth S. Cragun
Chief Financial Officer/Treasurer/Corporate Secretary
30+ Years multi-industry experience, including Biotech and Healthcare



Philip E. Mansour
Board of Directors
25+ years multi-industry experience, seasoned executive, manager & coach



Gary R. Gottlieb
Director, Bus. Dev. & Administration
35+ Years multi-industry experience, including Biotech and Healthcare



William B. Horne
Board of Directors
25+ years Financial Industry experience, prior "Big 4" auditor & healthcare executive

February 2019
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Alzamend™

Scientific Advisory Board



Thomas M. Wisniewski, MD
Director, NYU Langone's Pearl I. Barlow Center for Memory Evaluation and Treatment
300+ Peer-Reviewed Medical Journal Publications (**19** U.S. Patents Issued)
Leads a Research Laboratory Continuously Funded by the National Institutes of Health for 20+ Years



Yong Fan, MD
Senior Consultant, A2Z Reg Solutions
10+ Years at the FDA/CBER/OTAT as a Quality reviewer and policy maker
Knowledgeable of FDA's Expedited Programs for Serious Conditions, new policies and current thinking.

February 2019
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Alzamend™

Scientists/Inventors



Chuanhai Cao, PhD.
Inventor of CAO22W
Assistant Professor, College of Medicine Neurology, University of South Florida
70+ Peer-Reviewed Journal Publications (**4** U.S. Patents Issued)
30+ Years experience and a leading researcher in the field of Alzheimer's treatments.



Roland Shytle, PhD.
Co-Inventor of LiProSal
Associate Professor, Center of Excellence for Aging & Brain Repair, University of South Florida
30+ Peer-Reviewed Journal Publications (**2** U.S. Patents Issued)
30+ Years experience and a leading researcher in Allergy, Immunology and Neurodegenerative Disease.



Jun Tan, PhD, MD
Co-Inventor of LiProSal
Professor, College of Medicine Neurosurgery, University of South Florida
150+ Peer-Reviewed Journal Publications (**14** U.S. Patents Issued)
30+ Years experience and a leading researcher in Metabolic Regulation and Neurodegenerative Disease.

February 2019
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Alzamend™

Strategic Partner – TAMM Net, Inc.



Art Spaulding
Founder and President, TAMM Net, Inc.
25+ years experience, including market research, reimbursement and regulatory.



Eve Del Rio, MD, PhD.
Epidemiologist/Immunologist
30+ years experience, including pre-IND, INDs, pre-NDA, NDAs and BLAs.



Donald P. Reitberg, Pharm.D.
Pharmacologist
30+ year experience, including FDA briefing packages at FDA for Phases I-IV.



Gary W. Wolfe, PhD., DABT
Pharmacologist/Toxicologist
30+ years experience preparing drug development plans for FDA approval.

Kenny Seaver, MS, RAC
Regulatory Affairs, CMC
20+ Years experience in drug metabolism, pharmacokinetics, and CMC development



Michael Matthews, MS, RAC
Regulatory Affairs
10+ years experience preparing/reviewing technical docs required for INDs/NDAs.

February 2019
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Alzamend™

Our Approach

We seek out and acquire early-stage, proprietary, innovative science residing on research benchtop shelves awaiting commercialization with the patent life ticking away. There is a 20+ year backlog of scientific discoveries that may be useful in human medicine. Alzamend™ finds these discoveries and fast-track develops them to bring treatments/cures to those suffering.

Alzamend™ intends to secure funding by leveraging traditional channels, directed at accredited and institutional investors, and new financial regulations which permit direct marketing to the public. This approach will increase the speed, volume and breadth of capital raised while concurrently minimizing overhead costs.

February 2019
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Alzheimer’s Disease - The sixth leading cause of death in the United States Alzheimer’s disease (“AD”) is an irreversible, progressive brain disorder that slowly destroys memory and thinking skills, and eventually the ability to carry out the simplest tasks. In most people with Alzheimer’s, symptoms first appear in their early to mid - 60 ’s. Estimates vary, but experts suggest that more than 5.7 million Americans may have AD, considered by many as “the most feared” disease. Alzheimer’s has no current cure , but four treatments for symptoms are available today while research continues. Alzamend ™ Alzamend Neuro, Inc. Information cannot be disclosed or reprinted without prior written permission from Alzamend Neuro, Inc . February 2019 113

Economic Burden – Alzheimer’s • The escalating Alzheimer’s epidemic has profound implications for government budgets: • Alzheimer’s is the most expensive disease in America, costing more than heart disease and cancer. • In 2018, caring for people with Alzheimer’s and other dementias will cost the United States an estimated $277 billion. Cumulatively between now and 2050, it will cost $20.2 trillion - two - thirds of which will be borne by Medicare and Medicaid. • One in every 5 dollars of Medicare spending is spent on people with Alzheimer’s and other dementias. • Despite the recent increased investment in Alzheimer’s research, funding still falls short of the need. • For fiscal year 2018, Congress provided $1.9 billion in Alzheimer’s research funding at the National Institutes of Health (NIH). • For every $9,700 Medicare and Medicaid spend caring for people with Alzheimer’s, the NIH spends only $100 on Alzheimer’s research. Alzamend ™ $186 $202 $239 $310 $402 $506 $609 $750 2018 2020 2025 2030 2035 2040 2045 2050 Alzheimer’s Costs to Medicare And Medicaid (in billions of 2018 dollars) Alzamend Neuro, Inc. Information cannot be disclosed or reprinted without prior written permission from Alzamend Neuro, Inc . February 2019 114

Alzheimer’s Therapeutic Landscape Alzamend ™ https://www.usagainstalzheimers.org/sites/default/files/2018_Alzheimers_Drug_Pipeline_The_Current_State_Of_Alzheimers_Drug_De vel opment.pdf Based on the data above, the first of the 99 drugs is slated to reach the market in 2023 . Alzamend Neuro, Inc. Information cannot be disclosed or reprinted without prior written permission from Alzamend Neuro, Inc . February 2019 115

Alzamend™

Our Science

Therapeutic Drug	Synopsis	Strength	Status
LiProSal™	• Use of patented Ionic Cocrystal (ICC) technology delivering a therapeutic combination of Lithium, Proline, and Salicylate • Lithium as a treatment of agitation and other possible symptoms in patients with indication of Alzheimer's disease • Other potential indications: Dementia, Parkinson's Disease, ALS, Depression, Bi-Polar Disorder, Mania, Post Traumatic Stress Disorder (PTSD), Suicidality, etc.	• Exclusive license for Cocrystal delivery system for AD and psychiatric indications • Eligible for "breakthrough therapy" designation from FDA • Repurpose of Lithium, recognized as mood stabilizer by FDA, with the potential to receive approval of 505(b)(2) clinical trial pathway from FDA • FDA has established a separate fast-track clinical process for Cocrystal based technologies • Accelerated path for the treatment of Alzheimer's, deemed "unmet need" by the FDA	• Filing pre-IND and IND in Q2 2019 • Commencing human clinical trials in Q3 2019
CAO22W	• A patented method using a mutant peptide sensitized cell as a cell-based therapeutic vaccine that reduces beta-amyloid plaque and seeks to restore the ability of the patient's immunological system to combat Alzheimer's disease. • Also seeks to mitigate adverse reactions from a patient's immunological system experienced during pre-clinical trials including the highly publicized Elan study (AN-1972)	• This is the only therapeutic vaccine designed for the treatment and prophylactics of Alzheimer's • Difficult to manufacture and hence not easily replicated by competitors • Eligible for "breakthrough therapy" status via FDA • Significant support that beta-amyloid plaque is a cause in the development/progression of AD from recent Phase II Clinical Trial results released by Biogen/Esai • Accelerated path for the treatment of Alzheimer's, deemed "unmet need" by the FDA.	• Completing pre-clinical studies and filing pre-IND in Q2 2019 • Filing IND in Q3 2019 • Commencing human clinical trials in Q4 2019

February 2019
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Alzamend™

LiProSal™ (LISPRO)

- Our studies concluded that low doses of LiProSal™ are safe and effective in reducing AD pathology.
- LiProSal™ has no effect on renal COX2 activity, a biomarker of renal toxicity, while markedly reducing abnormal .beta.-amyloid pathology, tau phosphorylation and neuroinflammation (FIGS. 14-15).
- LiProSal™ treatment did not induce tissue pathological damage in the heart, kidney, liver, and lung by a general autopsy. In contrast, equimolar doses of lithium carbonate enhanced renal COX2 expression while having little or no impact on AD pathology.
- LiProSal™ at the effective dose yields higher lithium levels in the brain compared with equimolar doses of lithium carbonate, while producing low nontoxic steady state levels in the periphery.
- The improved pharmacokinetics of LiProSal™ in the blood and brain explains its enhanced effectiveness and safety for treating AD compared with lithium carbonate.
- These results confirm and build upon recent studies indicating that low lithium doses can be effective in AD treatment.


Tg2576 mice
Ctrl (Control) RSC
LC(Li2CO3) RSC
LP (LISPRO) RSC
H
EC
2X
FIG. 14A


P > 0.5
Aβ burden (%)
0.3
0.2
0.1
0
**
Control
Li2CO3
LISPRO
Tg2576 mice
FIG. 14B


Ctrl (Control)
LC(Li2CO3)
LP(LISPRO/Tg2576)
4X
CA3
20X
FIG. 15A


kDa
Control
Li2CO3
LISPRO
70
p-tau
total tau
0.8
0.4
0
***
Control
Li2CO3
LISPRO
Tg2576 mice
FIG. 15B

February 2019
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Alzamend™

LiProSal™ (LISPRO)

- With the goal of improving lithium's therapeutic profile, we investigated the safety, pharmacokinetics, and therapeutic efficacy of LiProSal™ (LP), compared with lithium carbonate (LC) and lithium salicylate (LS) across a host of preclinical models of AD.
- Female APPSWE/PS1dE9 mice at 4 months of age were orally treated with LP, LS, or LC for 9 months followed by determination of body weight, growth of internal organs, and cognitive and non-cognitive behavior.
- Untreated age-matched non-transgenic littermates served as wild-type (WT) controls.

The Results:

- No significant differences in body weight, brain, heart, lung, spleen, liver or kidney were found between lithium treated- and untreated APPSWE/PS1dE9 cohorts.
- LP treatment improved cognitive function, as shown by lower escape latency during training and probe trial of the Morris water maze (MWM) test and longer contextual freezing time during the fear conditioning test.
- LP treatment also reduced depression, as assessed by tail suspension test, and irritability, as assessed by touch escape test.
- LP treatment afforded superior protection against cognitive impairment as determined by contextual fear conditioning test and irritability in comparison with LC or LS treatment.
- Chronic LP treatment prevent cognitive deficits, depression and irritability in female APPSWE/PS1dE9 mice, and is superior in improving associative learning and memory and irritability compared with lithium salicylate or carbonate treatments, supporting the potential of this lithium formulation for the treatment of AD.


Non-Tg Ctrl
Tg-Ctrl
LC
LS
LP
Timeline (month)
0 1 2 3 4 5 6 7 8 9 10 11 12
Treatment
Behavioral tests
Sacrifice
MWM
Fear Conditioning
Elevated Plus Maze
Open Field
Tail Suspension
Accelerated Rotarod

February 2019
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Alzamend™

CAO22W

- Our goal is to develop a safer and better Alzheimer's Abeta vaccine candidate that will be devoid of the problems associated with current vaccine therapy. Our studies concluded the successful vaccination of mice with adjuvant-free mutated Abeta peptides have significant advantages over both native Abeta and the use of adjuvant.
- 10 weeks old female BALB/c mice were housed in Varian standard cages including amber igloos and vaccinated when 14 weeks old.
- Differently mutated Abeta 1-42 peptides were used for each group and a 1.times.PBS (also containing 10% DMSO) as a control group.

The Results:

- Mice vaccinated with various mutated Abeta 1-42 peptides induce antibody responses after two inoculations, while no antibody can be detected in the control group (FIG. 5A).
- All antibodies induced by the peptide injection bind to the same epitope. There is no difference in recognition between the various anti-sera and peptides such that all anti-sera recognize the 1-16 epitope on all peptides.
- Demonstrate definite advantages over previous vaccination protocols, which strongly support our Adjuvant-Free Vaccine Hypothesis.
- The data clearly show that wild type and mutated amyloid beta peptide administrated without adjuvant induce a strong and long lasting antibody response.
- The first use of adjuvant-free Abeta as Alzheimer's vaccines and demonstrate that T cell epitope mutation will contribute to either Th1 or Th2 response. Those peptides will have an outstanding promise for the treatment of Alzheimer's disease.


Ctr1
PWT2
PFM1
PDM1
PFDM1
P22W1
P24M1
Ctr2
PWT3
PFM2
PDM4
PFDM4
P22W2
P24M
Mean OD±SD
1.25
1.00
0.75
0.50
0.25
0.00
Ctr1
Ctrl2
PFM1
PFM2
P22W1
P22W2
P24M1
P24M4
PWT2
PWT3
PDM1
PDM4
PFDM1
PFDM4
Dilutions

FIG. 5A

February 2019

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Alzamend™

CAO22W

- We illustrated our result by using Abeta peptide pulsed Dendritic cells as a vaccine in Tg APP/PS1 mice.
- Abeta 1-42 with different mutation were synthesized and designed as PWT (wild type Abeta1-42), PFM (Abeta with Flemish mutation), PDM (Abeta with Dutch mutation), PFDM (Abeta with both Flemish and Dutch mutation), P22W (Abeta with a new mutation at amino acid 22), P24G (Abeta with mutation at amino acid 24).

The Results:

- There is no antibody production after two injections of DCs sensitized with wild type Abeta peptide (PWT). However, all other groups that received DCs sensitized with mutant Abeta can induce antibody response even with only one vaccination. The antibody titer can reach as high as 1:16000 with only two inoculations.
- Our result indicated that the antibody can last at least 4 months.
- Inflammation has been considered as the very important safety issue in AD vaccine. Therefore, we have checked the antibody level to these peptide vaccinated mice. There is no difference for both Th1 and Th2 cytokine among all these groups at the same time point (P>0.05). It is worth noting that inflammation cytokines like IL1 and TNF.alpha. which are considered being related to inflammation didn't increase with antibody level increase. However, Th2 cytokine as IL4 increase with the antibody increasing (See FIG. 4).


Cytokine and Chemokine expression after vaccination with DCs stimulated by different peptide

FIG. 4

February 2019
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Alzamend™

Intellectual Property (Licensed Patents)

Title	Therapeutic Drug	Date Filed	Date Issued	Application/Patent #
Amyloid beta peptides and methods of use	CAO22W	10/12/2007	05/29/2012	8,188,046
Lithium Cocrystals and an Additional Neuropsychiatric Agent for Treatment of Neuropsychiatric Disorders	LiProSal™	05/21/2016	03/28/2017	9,603,869
Organic Anion Lithium Ionic Cocrystal Compounds and Compositions	LiProSal™	04/19/2013	12/12/2017	9,840,521

February 2019
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Timeline Alzamend ™ - 2 4 6 8 10 12 14 CAO22W LiProSal Baseline Timeline for Drug Evaluation Pre-Clinical Phase 1 Phase 2 Phase 3 FDA Review 2019 20 21 2023 2025 2027 2029 2031 □ Typical (Baseline) developmental timeline for new therapeutic drugs encompasses a 9 - 12 Year process . □ Alzamend’s therapeutic drugs are eligible to pursue a Fast - Track pathway and seek Breakthrough designation from the FDA, thus truncating the developmental timeline. Alzamend Neuro, Inc. Information cannot be disclosed or reprinted without prior written permission from Alzamend Neuro, Inc . February 2019 122

Preliminary Budgetary Estimate Alzamend ™ *Clinical Trial estimates vary depending on specific requirements from the FDA (Post IND). Category 2019 2020 2021 2022 2023 5-year Total Phase 1 clinical trial* 5,000,000$ 1,500,000$ -$ -$ -$ 6,500,000$ Phase 2 clinical trial* - 7,000,000 13,000,000 7,000,000 - 27,000,000 Phase 3 clinical trial* - - 30,000,000 40,000,000 40,000,000 110,000,000 License fees 280,000 400,000 2,425,000 1,000,000 - 4,105,000 Outsourced clinical services 1,077,000 396,000 475,000 570,000 684,000 3,202,000 SG&A expenses 1,663,000 2,500,000 2,655,000 2,826,000 3,014,000 12,658,000 Total 8,020,000$ 11,796,000$ 48,555,000$ 51,396,000$ 43,698,000$ 163,465,000$ Alzamend Neuro, Inc. Information cannot be disclosed or reprinted without prior written permission from Alzamend Neuro, Inc . February 2019 123 All forecasts are provided by management in this presentation for illustrative purposes only and are based on information available to us at this time . Management expects that internal forecasts and expectations may change over time .

Secure CAO 22 W IP • Completed Initial License Evaluation • Completed Negotiations • Agreement Signed • Established IP Development Timeline Start Alzamend • Founders Capital Round • Established Legal Counsel • Engaged Auditors • Identified and Evaluated Reg. Proposals • Developed Brand Secondary Capital Round $1MM • Developed PPM • Secured Initial Investment • Launched IOI Campaign (“Test the Waters”) • Confidentially Filed Reg. A+ Tier II Offering with SEC • Established Initial Regulatory Path • Performed Initial Gap Analysis • Launched Website and Primary Online Presence Initial Reg. A+ Capital Round • Developed Marketing Materials and Campaign • DTC Market Tests • Beta Test Platform • Completed Capital Round • Initial Press Release Campaign Launched Bridge Capital Round • Funding re: Pre - clinical through IND Prep • Engaged TAMM Net • Appointed Scientific Advisory Board • Established Audit and Nomination/Governance Committees • Adopted Code of Ethics • Secured Additional IP • Secured USF Local Office • Awarded Florida High Transition to Full - Time CEO • Active in AD Conferences and Community • Tech Corridor Matching Grant Funding • Conduct Pre - Clinical Toxicology Mice Study and Evaluation • Prepare Pre - IND • Prepare FDA IND Capital Raises and Corporate Expansion • Raise Capital via 506B and Reg. A+ • Support Continuous Research for Current Products • Seek Non - Profit Research Funding • Expand Board • Develop Product Production Plans • Develop Corporate and Product Marketing Plans • Attend Industry Events and Conferences NYSE American Listing • Engage Strategic Partners • Move IP Forward through Trials • Invest in Research • Secure New IP Progressed Project Timeline Alzamend ™                                             February 2019  124 Alzamend Neuro, Inc. Information cannot be disclosed or reprinted without prior written permission from Alzamend Neuro, Inc .

Alzamend™

Current Drugs – Alzheimer's

Drug	Year Approved	Peak Revenue/Year	Cost Per Patient/Year	Total Revenue 2017
Aricept	2004	$3,454,000,000	$4,404	$268,000,000
Exelon	2000	$1,067,000,000	$3,768	$381,000,000
Namenda	2003	$2,575,000,000	$3,456	$452,000,000
Razadyne	2004	$428,000,000	$3,120	$152,000,000

*Aricept – Eisai Co., Ltd. Third Quarter Financial Results (https://www.eisai.com/ir/library/settlement/pdf/e2018Q3_52.pdf).
*Exelon – Novartis Pharmaceutical Co. Q4/FY 2017 Financial Report (https://www.novartis.com/sites/www.novartis.com/files/2018-01-interim-financial-report-en.pdf).
*Namenda – Allergan Q4/FY 2017 Financial Report (https://www.prnewswire.com/news-releases/allergan-reports-solid-finish-to-2017-with-12-increase-in-fourth-quarter-gaap-net-revenues-to-43-billion-300593801.html).
*Razadyne – Takeda FY2017 Data Book (https://www.takeda.com/siteassets/system/investors/report/quarterlyannouncements/fy2017/fy2017-full-year-results/qr2017_q4_d_en.pdf).
*Thomson Reuters Report - (https://www.researchgate.net/publication/274930518_Spotlight_on_Alzheimers_disease_a_Thomson_Reuters_Pharma_Matters_report).

February 2019
Alzamend Neuro, Inc. Information cannot be disclosed or reprinted without prior written permission from Alzamend Neuro, Inc.
125

Alzamend™

Commercial Market Evaluation

Potential Revenue

Patient Population	Price per patient/yearly	10% Market Capture	20% Market Capture	30% Market Capture
6 Million	$3,000	$1.8 Billion	$3.6 Billion	$5.4 Billion

Note: See "Treating Alzheimer's Disease – Cost of Drugs" (https://www.consumerreports.org/cro/2012/07/evaluating-drugs-to-treat-alzheimer-s-disease/index.htm)

All forecasts are provided by management in this presentation for illustrative purposes only and are based on information available to us at this time. Management expects that internal forecasts and expectations may change over time.

February 2019

Alzamend Neuro, Inc. Information cannot be disclosed or reprinted without prior written permission from Alzamend Neuro, Inc.

126

Alzamend™

Capital Raise – Regulation A+ Tier II Process

Through Regulation A+, a company is afforded the opportunity to:

- Raise up to $50 million in a 12-month period using a "public solicitation" exempt from SEC securities law registration.
- Confidentially submit an offering statement to the SEC and "test the waters" before pursuing a small public offering.
- Enjoy a streamlined and expedited review process.

Preparation Process:


IPO Prep
Assemble a team of attorneys, independent auditors, placement agents, and a transfer agent.
Submit Offering Memo
Submit an offering statement to the SEC for "qualification," or approval for distribution to offering participants.
Raise Capital
Raise a sufficient amount and take other actions that allow the company to meet all listing requirements.
Comply with Regulations
Comply with rules applicable to listed companies including regularly file Forms 1-SA, 1-K and 1-U until approved for listing, when the Company would begin filing regular 1934 Act period and other reports.

February 2019

Alzamend Neuro, Inc. Information cannot be disclosed or reprinted without prior written permission from Alzamend Neuro, Inc.

127

Reg. A+ Consumer Experience Low Administration • Complete Escrow Services • Complete Document Management • Complete Shareholder communications Proven Technology • Built on decades of experience • Built on proven technology Indication of Interest Shareholder Sign - up Stock Issuance Alzamend ™ Alzamend Neuro, Inc. Information cannot be disclosed or reprinted without prior written permission from Alzamend Neuro, Inc . February 2019 128

Fighting Together to “Make Alzheimer’s Just a Memory”!™ Strategic Partners Alzamend ™ Alzamend Neuro, Inc. Information cannot be disclosed or reprinted without prior written permission from Alzamend Neuro, Inc . February 2019 129

TM

131 MTIX International, Inc. A DBA of Avalanche International Corp DPW Holdings Investors Update February 2019

132 Investment Highlights • MLSE ® – Revolutionary platform that digitizes analog textile processes – Most advanced, efficient, and eco - friendly platform available – Delivers better performing textiles – at 3x faster processing speeds • Solves Growing multi - $BB global textile market’s cost and toxicity problems – Demand growing for technical and function - specific fabrics – Uses 99.6% less energy, requires 94.8% fewer chemicals, generates 90.9% less greenhouse gases, than existing processes • SaaS model on threshold of commercialization and growth – MTIX retains ownership of MLSE ® machines – margins driven by throughput – Strong backlog of long - term license partners and machine orders – Targeting turning EBITDA and Cash Flow for operations positive in Year 3, 70%+ EBITDA margin Year 5 – Amass and monetize largest data library on textile production and performance • Patent - protected technology – no similar system exists – Unique, proprietary process algorithms attuned to each fabric and finishing treatment – MTIX enjoys significant lead time to market • Experienced management, including MLSE ® inventor and management team – 100+ years of experience commercializing the “impossible” – In process of regaining SEC compliance

133 Video At MtixInternational.com A Quick Review

134 Revolution Disruptive technology Eco - sustainable Non - toxic Increased manufacturing efficiency

135 MTIX - Market Snapshot (segment) • 1 Trillion+ Meters per year apparel • 300+ Billion Meters per year – Technical Textiles – Commercial – Industrial • 200+ Billion Meters per year – Household Items

136 MTIX – Select Market Highlights (by treatment) Fire Retardancy 2+ Billion Meters per year - Automotive • 490 Million Meters per Year – US Automotive Print Preparation 30+ Billion Meters per year • 3 Billion Meters per year – Digital Print Antimicrobial – 7+ Billion Meters per year Airbags – 100+ Million Meters per year (worldwide) Cross Matrixed Treatment • Cross Matrixed Treatment

137 • MTIX provides a revolutionary treatment agnostic platform for use in the processing and finishing of textiles at a per meter cost – Commercialized units in service since 2015 – No end user production cost increase – Per Meter Margins from 50 % to 95% – Payback on hardware 3 years to 3 months – Demonstratable backlog of demand for the platform MTIX - SAAS MODEL

138 Target Economic Model $Mil Year 1 Year 3 Year 5 Drivers Revenue* $0.4 $65+ $325 Tolling (throughput) Gross Margin Neg 70%+ 80% Increasing productivity EBITDA Margin Neg 50%+ 70%+ Increasing SECs and sales force Capitalized Assets $10 $109 $332 Number of platforms and SECs EBITDA Positive Year 3 Cash flow positive for operations Year 3 Financing needs – Platforms – Years 1 to 5 - Peak of $167M - $187M Capital Requirements – Operations – Years 1 to 5 - $40 - $45M - Plan to repay after Year 4 * Assumes efficiencies of 15%, 30% and 30% in Years 1, 3 and 5, respectively. All forecasts are provided by management in this presentation for illustrative purposes only and are based on information ava ila ble to us at this time. Management expects that internal forecasts and expectations may change over time.

139 Vision for Fully Monetizing MLSE ® Carefully select LTA partners Sign LTAs License MLSE® platforms – no OEM sales Develop Process Algorithms Deploy MLSE® platforms Drive utilization Grow platform base Manage installed base through Sales and Engineering Centers Amass data and analytics library to feed and refine new algorithms for existing and new licensees Monetize library with commodity, production, trade and governmen t entities

140 5 - Year Strategic Plan Year 1 Focus markets - Home Furnishings - Apparel - Commercial upholstery Finishes - Surface Preparation - DPP - Fire Retardancy - Hydrophobicity Machines - 2 new 15% efficiency Year 2 Additional Markets Automotive Finishes - Anti - Microbial Machines - 9 new - 11 total 15% efficiency Year 3 Begin Market Depth Expansion Additional Finishes - CBW Protection Machines - 47 New - 58 Total 30% efficiency Year 4 Additional Markets • Technical Textiles Additional Finishes - Custom Machines - 50 New - 108 Total 30% efficiency Year 5 Deep Market Penetration Machines - 95 New -- 203 Total 30% efficiency

141 MLSE ® Offers Digital Solution A virtually dry process carried out at atmospheric pressure using inert gases to achieve multiple treatments in a single pass using less space, less energy, and being conducted at a higher rate than most analog processes. • Commercial processing speed: up to70 meters (76 yards) per minute vs 17 to 25 for comparable processes • Single Small footprint machine replaces multiple large footprint, energy and water intensive units

The MLSE® Technology

Using quantum mechanics, MLSE® modifies the textile surface and its properties without changing the "handle" (the feel of the fabric).

- Enhanced Dyeing
- Enhanced printability
- Improved colour fastness
- Enhanced adhesion
- Texture & feel
- Fabric preparation
- Wrinkle resistance
- Wear resistance
- Fibre strength
- Surface topography management


Ionized energy
Liquids
Gases
MLSE System
Solids
High powered lasers

- Water repellency
- Wash cycle durability
- Fire Retardancy
- Increased tear strength
- Breathable fabrics
- Stain resistance
- Oil & Fuel repellency
- Anti-bacterial
- Thermal resistance
- Thermal management

Multiple treatments at up to 70 meters per minute with near zero process time changeover

142

143 Bringing MLSE® to the Textile Industry

144 Competitive Technology Attribute Chemical Process Uses water Yes No Uses energy Yes Up to 99% reduction Creates effluent Yes No Creates waste Yes Up to 99% reduction Pollutes water Yes No Pollutes air Yes Up to 99% reduction Toxicity Often No Effective Yes Superior Toxic Chemistry Yes Eliminated There is no other system that can compete with MLSE®

145 MTIX – Environmental Impact Analog finishing practices are significant source of commercial : • Air and water Pollution – 8,000+ chemicals used in the dy e ing and finishing process – No clean cost effective chemical alternatives for many of the processes • Water use – A single pair of jeans consumes 7,000 Liters of water • Toxicity – flame retardants… – Risk normal growth 1 and development of fetuses, infants, small children – Are toxic when burned • Cost pressure – Rising natural raw materials worldwide – Rising consequences to fresh water use – Increasing wages in China – Trade/tariffs adding to the pressure 1 Source: Environment & Human Health, Inc.: Flame Retardants; The Case for Policy Change, 2013

146 MTIX Owns Its Intellectual Property • 46 patents granted and 43 pending in 46 countries worldwide* – 2 main patents cover the synthesis of a substrate through the use of multiple energy sources • Most recent grants – 4/4/18 European Patent granted; includes validation in 33 countries – 3/27/18 China Patent granted • Remaining term of patent protection without additional filings, 14 years • One Prototype, 2 Commercial Units, one production unit and 5+ years of refinement and testing Barriers to entry – Significant Competitive Advantage

Executive Team

MTIX International

Philip E. Mansour, CEO	•Expertise in strategic planning, development, organizational change and efficiency for disruptive and emerging technologies, M&A and expert witness • Conceivex, IPERC, Compass Learning, Pearson Education, Jostens Learning Corporation
William B. Horne, CFO	•Expertise in finance, audit, M&A •Medical Pharma, Inc., OptimisCorp, Patient Safety Technologies, Inc., Alaska Wireless Communications, LLC, The Phoenix Partners

MTIX LTD

Pravin Mistry, CEO, Founder MTIX Ltd	•Inventor of Multiplexed Laser Surface Enhancement (MLSE®) •Advanced engineering ceramics, novel coatings for packaging innovations •100+ worldwide patents for advanced materials, products and processes
Manuel Turchan, VP – Industrial Technology	•50+ years in cutting edge industrial manufacturing innovation, design, licensing •Scores of patents licensed to General Motors, Ford, Chrysler, Visteon, Hewlett-Packard, numerous cutting tool manufacturers, Office of Naval Research
Graham Downhill, VP – Systems Engineering	•30+ years professional engineer and international business manager (UK US, Australia) numerous machine and packaging patents. Instrumental in the MTIX Platform development. •Crown Cork and Seal, Dover Industries, KHS Ag, Multiple startups
Jahr Turchan, VP – U.S. Business Development	•20+ years experience working with and developing MLSE, MLSE PATENT Credit, •CEO - Turchan Technologies Group, President - The Nature Factory, Colorado Advanced Manufacturing Association

mtix mlse 147

148 Investment Highlights • MLSE ® – Revolutionary platform that digitizes analog textile processes – Most advanced, efficient, and eco - friendly platform available – Delivers better performing textiles – at 3x faster processing speeds • Solves Growing multi - $BB global textile market’s cost and toxicity problems – Demand growing for technical and function - specific fabrics – Uses 99.6% less energy, requires 94.8% fewer chemicals, generates 90.9% less greenhouse gases, than existing processes • SaaS model on threshold of commercialization and growth – MTIX retains ownership of MLSE ® machines – margins driven by throughput – Strong backlog of long - term license partners and machine orders – Targeting turning EBITDA and Cash Flow for operations positive in Year 3, 70%+ EBITDA margin Year 5 – Amass and monetize largest data library on textile production and performance • Patent - protected technology – no similar system exists – Unique, proprietary process algorithms attuned to each fabric and finishing treatment – MTIX enjoys significant lead time to market • Experienced management, including MLSE ® inventor and management team – 100+ years of experience comercializing the “impossible” – In process of regaining SEC compliance

149 THANK YOU Questions & Answers

SUM OF THE PARTS

Important Milestones to Monitor in 2019 » Reduction in 2019 of all DPW Holdings short term debt, associated with long term assets. » Operational Lines of credit at the subsidiaries levels » Price of Bitcoin » MTIX International’s Performance

Full - Year 2019 Revenue Guidance © 2018 DPW Holdings, Inc. ~$20+M ~$40+M Important Risk Factors to consider • DPW Holdings and its subsidiaries access to capital • Delivery of MTIX Machines • Price of Bitcoin • Acquisitions in the DPW financial sector ~$60+M All forecasts are provided by management in this presentation for illustrative purposes only and are based on information ava ila ble to us at this time. Management expects that internal forecasts and expectations may change over time.